Fees Summary	Jul. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,416,085.70
Previously Paid Amount	0.00
Total Fee Amount	1,441.60
Total Offset Amount	1,441.60
Net Fee	$ 0.00